Execution Version

LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT (this “Agreement”), dated as of March 22, 2023, is made among Impel Pharmaceuticals Inc., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (each a “Lender” and, collectively, the “Lenders”), and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Guarantors (as defined in the Credit Agreement), the Lenders and the Administrative Agent are party to that certain Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Borrower has requested that the Administrative Agent and Lenders party hereto agree to waive non-compliance with certainprovisions of the Credit Agreement, and the Administrative Agent and the Lenders party hereto have agreed to such request, subject to the terms and conditions hereof.

WHEREAS, the Borrower has notified the Administrative Agent that it anticipates an Event of Default will occur under the Credit Agreement pursuant to Section 11.01(e) as a result of the Borrower’s expected failure to comply with Section 8.01(b) because the audit report and opinion of Ernst & Young LLP relating to the Borrower’s annual consolidated financials for the fiscalyear ending December31, 2022 is expected to include a “going concern” or like qualification or exception or emphasis of matter of going concern footnote (the “Subject Default”).

WHEREAS, the Borrowers have requested that the Administrative Agent and the Majority Lenders waive the Subject Defaultand the Administrative Agent and the MajorityLenders agreed to do so, subject to the terms and conditions hereof.

Accordingly, the parties heretoagree as follows:

SECTION 1 Definitions; Interpretation. All capitalized termsused in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreementshall be applicable to this Agreement and are incorporated herein by this reference.

SECTION 2 Limited Waiver. Effective as of the date first set forth aboveand so long as no Default or Event of Default exists under the Credit Agreement as of the date first set above (other than the Subject Default), the Administrative Agent and the Majority Lenders hereby waive the Subject Default (the “Waived Provision”).

SECTION 3 Limitation of Waiver. The waiver set forth in Section 2, above, is specific as to content and time and is effectiveonly for the purposes set forth herein and shall be limitedprecisely as writtenand shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, (b) otherwise prejudice any right or remedy which the Lenders or Administrative Agent may now have or may have in the future under or in connection with any Loan Document or (c) constitute a waiver of any other current or future default or breach of any other terms in the Credit Agreementor any documents signed by any Obligorin favor of the Administrative Agent and/or the Lenders.

SECTION 4 Release. In consideration for the Lenders agreeing to waive the Subject Default, the Borrower (on behalfof itself and its Subsidiaries and Affiliates) and their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Borrower for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each,a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent and the Lenders under the Credit Agreement, and the Administrative Agent’s and each such Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, members, managers, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals, and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause andcauses of action,claims, charges, demands,counterclaims, suits, debts,dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equityor otherwise (including without limitation thosearising under the Bankruptcy Code and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omissionor other matter,cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendmentor any other Loan Documentand the transactions contemplated thereby, and all other agreements, certificates, instruments and other documentsand statements (whetherwritten or oral) related to any of the foregoing.

SECTION 5 Miscellaneous.

a)
Credit Agreement Otherwise Not Affected; No Waiver. Exceptas expressly contemplated hereby, the Credit Agreementshall remain unchangedand in full force and effect and is herebyratified and confirmed in all respects. The Lenders’ and the Administrative Agent’s execution and delivery of, or acceptance of, this Agreement shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waiversin the future. Nothingcontained herein shall be deemed a waiveror consent in respect of (or otherwiseaffect the Administrative Agent’sor the Lenders’ ability to enforce) any Default or Event of Default not explicitly waived by Section 2.

b)
Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

c)
Governing Law; Submission to Jurisdiction; Waiver of Venue; WAIVER OF JURY TRIAL. The terms of Sections 14.09, 14.10, and 14.11 of the CreditAgreement with respectto governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

d)
Complete Agreement; Amendments. This Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written,with respect thereto.This Agreement may not be modified, amended or otherwise altered except in accordance with the terms of Section 14.04 of the Credit Agreement.

e)
Severability. If any provision of this Agreement is determined to be invalid or unenforceable to the fullest extent permitted by any Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof..

f)
Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and the Required Lenders party hereto shall have been received by the Administrative Agent.

g)
Loan Documents. This Agreement shall constitute a Loan Document.

h)
Fees and Expenses. The Borrower shall pay all of the Lenders’ and Agent’s fees and expenses incurred in connection with this Agreement.

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Execution Version

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

THE BORROWER

IMPEL PHARMACEUTICALS INC.

By: /s/ Rajiv Amin

Name: Rajiv Amin

Title: VP Corporate Controller (Interim CFO)

THE ADMINISTRATIVE AGENT

OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree CapitalManagement, L.P.

Its: Managing Member

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

THE LENDERS

INPRS Strategic Credit Holdings,LLC

By:Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree AZ Strategic LendingFund, L.P.

By: Oaktree AZ Strategic Lending Fund GP, L.P.

Its: General Partner

By: Oaktree Fund GP IIA, LLC

Its: General Partner

By:Oaktree Fund GP II, L.P.

Its: Managing Member

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Authorized Signatory

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Authorized Signatory

Oaktree Diversified Income Fund, Inc.

By:Oaktree Fund Advisors,LLC

Its: Investment Adviser

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree GCP Fund DelawareHoldings, L.P.

By: Oaktree Global Credit Plus Fund GP, L.P.

Its:General Partner

By: Oaktree Global CreditPlus Fund GP Ltd.

Its: General Partner

By:Oaktree Capital Management, L.P.

Its: Director

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By: Oaktree Fund AIF Series,L.P. – Series T

Its: General Partner

By: Oaktree Fund GP AIF, LLC

Its: Managing Member

By:Oaktree Fund GP III, L.P.

Its: Managing Member

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Authorized Signatory

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Authorized Signatory

Oaktree LSL Fund Delaware Holdings EURRC, L.P.

By: Oaktree Life SciencesLending Fund GP, L.P.

Its: General Partner

By: Oaktree Life SciencesLending Fund GP Ltd.

Its: General Partner

By:Oaktree Capital Management, L.P.

Its: Director

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree LSL Fund Holdings EURRC S.à r.l.

26A, Boulevard Royal L-2449 Luxembourg

RCS Luxembourg B269245

By /s/ Martin Eckel

Name: Martin Eckel

Title: Manager

By /s/ Hugo Neuman

Name: Hugo Neuman

Title: Manager

Oaktree PRE Life SciencesFund, L.P.

By: Oaktree Pre Life Sciences Fund GP, L.P.

Its: General Partner

By: Oaktree Fund GP IIA, LLC

Its: General Partner

By:Oaktree Fund GP II, L.P.

Its: Managing Member

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Authorized Signatory

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Authorized Signatory

Oaktree Specialty Lending Corporation

By:Oaktree Fund Advisors,LLC

Its: Investment Advisor

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree Strategic Credit Fund

By:Oaktree Fund Advisors,LLC

Its: Investment Advisor

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree-Forrest Multi-Strategy, LLC

By:Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree-TBMR StrategicCredit Fund C, LLC

By:Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree-TBMR StrategicCredit Fund F, LLC

By:Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree-TBMR StrategicCredit Fund G, LLC

By:Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree-TCDRS StrategicCredit, LLC

By: Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

Oaktree-TSE 16 Strategic Credit, LLC

By:Oaktree Capital Management, L.P.

Its: Manager

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director

OSCF Lending SPV, LLC

By: Oaktree Strategic CreditFund

Its: Managing Member

By: Oaktree Fund Advisors,LLC

Its: Investment Advisor

By: /s/ Mary Gallegly

Name: Mary Gallegly

Title: Managing Director

By: /s/ Matthew Stewart

Name: Matthew Stewart

Title: Managing Director